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Exhibit 10.18

FIRST AMENDMENT

OF

UAL CORPORATION

SUPPLEMENTAL ESOP

(Effective as of July 12, 1994)

By virtue and in exercise of the amending power reserved to UAL Corporation (the "Company") under section 5.1 of the UAL Corporation Supplemental ESOP (Effective as of July 12, 1994) (the "Plan"), which amending power thereunder is subject to the approval of the Air Line Pilots and Association, International ("ALPA"), the Company hereby amends the Plan, as follows, effective January 1, 1995:

Section 3.1(c)(v) is amended by changing "January 1, 1995" to "February 24, 1995."

IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed on February 22, 1995.

                                               UAL CORPORATION

                                               /s/ Stuart I. Oran
                                                Stuart I. Oran
                                                Executive Vice President
                                                Corporate Affairs and
                                                General Counsel

Approved by:

AIR LINE PILOTS ASSOCIATION,
INTERNATIONAL

/s/ J. Randolph Babbitt
President

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